SECURITIES AND EXCHANGE COMMISSION


                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)            February 11, 1998
                                                  ----------------------------


                                       GEORGIA POWER COMPANY
------------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)


       Georgia                     1-6468                        58-0257110
------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)            File Number)              Identification No.)


241 Ralph McGill Blvd. NE Atlanta, Georgia                            30308
------------------------------------------------------------------------------
     (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code        (404)    526-6526
                                                        ----------------------

                              N/A
------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.


        (c)  Exhibits.

             23    -   Consent of Arthur Andersen LLP.

             27    -   Financial Data Schedule.

             99    -   Audited Financial Statements of Georgia Power Company
                       as of December 31, 1997.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             GEORGIA POWER COMPANY


                                             By /s/ Wayne Boston
                                                    Wayne Boston
                                                  Assistant Secretary


Date:    March 4, 1998